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                                                                  Exhibit 10.3.1

                            FIRST AMENDMENT TO LEASE

     This FIRST AMENDMENT TO LEASE AGREEMENT (this "FIRST AMENDMENT") is entered into as of the 31st day of March, 1999, by and between FIRST SECURITY BANK, N.A., not in its individual capacity, but solely as Trustee under the Owner Trust Agreement, dated as of October 21, 1998, as lessor ("LESSOR"), and GELTEX PHARMACEUTICALS, INC., a Delaware corporation, as lessee ("LESSEE").

                                    RECITALS:

     A. Lessor and Lessee entered into that certain Lease Agreement, dated as of October 21, 1998 (the "LEASE"), pursuant to which Lessee leased from Lessor that certain property located in Waltham, Massachusetts, described in Schedule A annexed to the Lease, together with all Improvements thereon (the "PROPERTY"). Capitalized terms used herein and not specifically defined herein shall have the respective meanings set forth in the Lease.

     B. Lessor and Lessee desire to modify certain terms and conditions of the Lease as set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants contained herein, the parties hereto agree as follows:

     1. The last sentence of the second paragraph of Section (1) of Schedule C annexed to the Lease, which reads as follows, shall be deleted in its entirety:

     "For purposes of this Lease, including without limitation Schedule G, Lessor and Lessee hereby agree that such land acquisition costs are equal to $9,000,000."

     2. NO OTHER MODIFICATIONS. Lessor and Lessee hereby acknowledge and agree that, except as provided in this First Amendment, the Lease has not been modified, amended, canceled, terminated, released, superseded or otherwise rendered of no force or effect. All prior negotiations and agreements by Lessor and Lessee with respect to the subject matter hereof are fully merged herein and superseded by the terms of this First Amendment.

     3. CONFIRMATION AND RATIFICATION. The Lease as hereby amended is hereby ratified and confirmed by Lessor and Lessee, and every provision, covenant, condition, obligation, right, term and power contained in and under the Lease, as hereinabove amended, shall continue in full force and effect.

     4.   COUNTERPARTS. This First Amendment may be executed in counterparts.

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     5.   GOVERNING LAW. This First Amendment shall be governed by the laws of the Commonwealth of Massachusetts.

     6. SUCCESSORS AND ASSIGNS. This First Amendment shall be binding on the successors and assigns of each of Lessor and Lessee.

                            [SIGNATURE PAGE FOLLOWS]

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     IN WITNESS WHEREOF, the undersigned have executed this First Amendment as of the day and year first above written.


                                LESSOR:

                                FIRST SECURITY BANK, N.A., not in its
                                individual capacity except as expressly set
                                forth herein, but solely as Trustee under the Owner Trust Agreement dated as of October 21, 1998


                                By: /s/ Val T. Orton
                                   --------------------------------------
                                   Name:  Val T. Orton
                                   Title: Vice President

                                LESSEE:

                                GELTEX PHARMACEUTICALS, INC.


                                By: /s/ Paul J. Mellett, Jr.
                                   --------------------------------------
                                   Name:  Paul J. Mellett, Jr.
                                   Title: Vice President, Finance and
                                          Administration; Chief Financial
                                          Officer